UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2022
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Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 31, 2022, Michael Cowart notified Barings BDC, Inc. (the “Company”) of his resignation as the Company’s Chief Compliance Officer, effective as of the close of business on September 16, 2022. Mr. Cowart’s resignation is not a result of any disagreement with the Company.
On September 7, 2022, the Company’s Board of Directors appointed Benjamin Tecmire as Chief Compliance Officer of the Company, effective as of the close of business on September 16, 2022.
Mr. Tecmire, 38, has served as assistant general counsel on the Barings LLC Legal Department’s Regulatory team since August 2021. Mr. Tecmire is responsible for providing legal advice to Barings with respect to the application of U.S. federal securities laws and regulations, global sanctions regulations, negotiating trading agreements and assisting with and responding to questions that arise in relation to regular trading and derivatives activities. He also serves as the primary legal adviser to Barings with respect to its ESG and sustainability programs. Prior to joining Barings, Mr. Tecmire served as Senior Counsel to the former Director of the U.S. Securities and Exchange Commission’s Division of Investment Management and as Senior Counsel in their Investment Adviser Regulation Office and Private Funds group. Mr. Tecmire holds a B.A. in political science from Columbia University, a J.D. from the George Mason University School of Law, and an LL.M. in securities and financial regulation from the Georgetown University Law Center.
There is no arrangement or understanding between Mr. Tecmire and any other person pursuant to which he was appointed as Chief Compliance Officer. Further, with regard to Mr. Tecmire, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: September 7, 2022	By:	/s/ Jonathan Landsberg
Jonathan Landsberg
Chief Financial Officer